------------------------------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST        SEMIANNUAL REPORT
------------------------------------------------------------------

MAY 31, 2001

[graphic omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:
A slowing economy enabled long-term municipal bonds to provide solid performance for the six months ended May 31, 2001. During the period, in an effort to prevent a recession, the Federal Reserve (the Fed) aggressively lowered interest rates, announcing five 0.5% interest rate cuts between January and May 2001. Aggressive easings like this are quite rare.

Both the municipal and Treasury yield curves steepened during the period. As short-term rates moved lower in response to Fed actions, long-term rates did not. This was due to inflation concerns brought on, in part, by the fact that the Fed lowered rates so quickly. Some experts believe that such a rapid increase in the money supply could devalue the dollar, leading to inflation. Inflation would cause interest rates to increase, the impact of which could deflate the prices of long-term municipal bonds.

During the period your fund's managers maintained a longer duration than the fund's Lipper peers, making the portfolio more sensitive to interest rate fluctuations. Their greater focus on interest rate sensitivity enabled the fund to show solid performance for the period, outperforming its Lipper peer group. Your portfolio managers discuss this in greater detail on the following pages and reveal why they believe that this duration strategy should prove effective over the long term.

For more information, please contact your financial advisor. As always, we thank you for choosing Colonial Investment Grade Municipal Trust and for giving us the opportunity to serve your investment needs.

     Respectfully,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     July 12, 2001

----------------------------
NOT FDIC   MAY LOSE VALUE
INSURED    NO BANK GUARANTEE
----------------------------

As economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

For the six months ended May 31, 2001, Colonial Investment Grade Municipal Trust generated a total return of 5.90% (based on NAV.) The fund outperformed both its Lipper peer group, the Lipper General Municipal Debt Funds (Leveraged), and its benchmark, the Lehman Brothers Municipal Bond Index.

We believe that the fund's solid performance is a result of our focus on intermediate-term and lower-rated bonds. During the period, short- and intermediate-term bonds gained the most from the Fed's aggressive easing. In addition, the spreads on lower-rated bonds tightened and our overexposure in this sector benefited the fund.

FED ACTIONS HAVE MINIMAL IMPACT ON LONGER-TERM MUNICIPAL BONDS

In response to a slowing economy during the period, the Federal Reserve Board (the Fed) lowered interest by 50 basis points (0.5%) five times. The market was concerned because the Fed lowered interest rates so quickly during a time when unemployment was so low. And, while the slowdown did cause some layoffs, it was not enough to significantly increase the unemployment rate. Thus, some believe that if the economy does accelerate in the third and fourth quarters of 2001, wage pressures may cause inflation. These concerns kept longer-term bonds from benefiting from interest rate movement.

In an effort to increase the effects of lowering interest rates, we increased the fund's position in zero-coupon bonds. Zero-coupon bonds, or zeros, pay interest only at maturity, not on a periodic basis. To compensate for this lack of periodic interest payments, zeros are sold at a deep discount. When interest rates decline, the value of these bonds increases. By adding zeros to the portfolio, we believe that the fund will benefit in an environment where interest rates continue to decline.

LONG-TERM OUTLOOK REMAINS CONSISTENT

We believe that the current rebound of the stock market may be short-lived and we expect to see more indications of slowing in the coming months. We also believe that the Fed has left the door wide open for further cuts and that inflation concerns are overstated. The continued fall in interest rates would allow bond prices to rally, in our opinion. These gains should be greatest for longer-term securities. Therefore, we will continue to invest primarily in investment-grade securities that mature in 15 - 20 years. We will be looking for opportunities to increase our commitment to these securities at the long end of the maturity spectrum because they should benefit from slower growth, lower interest rates and a stronger bond market.

/s/ William C. Loring, Jr.

WILLIAM C. LORING, JR. is portfolio manager of Colonial Investment Grade Municipal Trust and a senior vice president of Colonial Management Associates, Inc., the advisor.

The fund involves certain risks, such as credit risks associated with lower-rated bonds and changes in interest rates. High-yield municipal bond investing carries increased credit risks.

                      SIX-MONTH TOTAL RETURN AS OF 5/31/01

Colonial Investment Grade Municipal Trust (NAV)                       5.90%
Lehman Brothers Municipal Bond Index                                  4.73%

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


PRICE PER SHARE AS OF 5/31/01 ($)
---------------------------------
NAV                         10.85
---------------------------------
MARKET PRICE                 9.81
---------------------------------

SIX-MONTH TOTAL RETURN (%)
---------------------------------
NAV                          5.90
---------------------------------
MARKET PRICE                13.24
---------------------------------

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/00 - 5/31/01 ($)
                            0.286
---------------------------------

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the fund's ordinary income, and any market discount is taxable when distributed. Quality breakdown (%)

Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

QUALITY BREAKDOWN (%)
---------------------------------
AAA                          61.0
---------------------------------
AA                           16.8
---------------------------------
A                             5.7
---------------------------------
BBB                           6.7
---------------------------------
BB                            0.7
---------------------------------
Non-rated                     7.9
---------------------------------
Cash equivalents              1.2
---------------------------------

TOP 10 INDUSTRY SECTORS
AS OF 5/31/01 (%)
---------------------------------
Local general obligations    16.5
---------------------------------
Hospitals                    11.6
---------------------------------
Education                     8.9
---------------------------------
State-appropriated            7.5
---------------------------------
Airport                       6.9
---------------------------------
Special non-property tax      5.2
---------------------------------
Investor-owned                4.8
---------------------------------
Refunded/escrowed             4.4
---------------------------------
Toll facilities               4.3
---------------------------------
Water & sewer                 4.1
---------------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation,
Moody's Investors Service, Inc. or Fitch Investors Service, Inc.   Sector
breakdowns are calculated as a percentage of net assets.

Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this quality breakdown or invest in these sectors in the future.

INVESTMENT PORTFOLIO
May 31, 2001 (Unaudited)

MUNICIPAL BONDS - 98.9%                                                     PAR             VALUE
-------------------------------------------------------------------------------------------------
EDUCATION - 9.8%
EDUCATION - 8.9%
AL University of South Alabama,
  Series 1999,
  (a) 11/15/18                                                       $2,500,000      $    959,025
CA State Educational Facilities Authority, Santa Clara
  University, Series 1996,
  5.000% 09/01/15                                                       800,000           867,568
IL Chicago, State University Auxiliary Facilities, Series 1998,
  5.500% 12/01/23                                                     1,085,000         1,123,485
MA State College Building Authority, Series 1999 A,
  (a) 05/01/23                                                        2,710,000           825,141
MA State Health & Educational Facilities Authority, Brandeis
  University, Series 1998 I,
  4.750% 10/01/28                                                     2,550,000         2,301,962
MA State Industrial Finance Agency, Tabor Academy, Series 1998,
  5.400% 12/01/28                                                     1,000,000           931,480
MN University of Minnesota:
  Series 1996 A,
  5.750% 07/01/14                                                       500,000           547,770
  Series 1999 A,
  5.500% 07/01/21                                                     2,000,000         2,099,720
MO State Health & Educational Facilities Authority, Central
  Institute for the Deaf, Series 1999,
  5.850% 01/01/22                                                       600,000           619,482
NY St. Lawrence County Industrial Development Agency, St.
  Lawrence University, Series 1998 A,
  5.500% 07/01/13                                                     1,465,000         1,551,889
TX Texas Tech University, Series 1999,
  5.000% 02/15/29                                                     5,000,000         4,659,550
                                                                                     ------------
                                                                                       16,487,072
                                                                                     ------------
STUDENT LOAN - 0.9%
NE Nebhelp, Inc., Series 1993 A-6,
  6.450% 06/01/18                                                     1,500,000         1,643,850
                                                                                     ------------

-------------------------------------------------------------------------------------------------
HEALTHCARE - 14.3%
HOSPITALS - 11.6%
AZ Maricopa County Industrial Development Authority:
  Mayo Clinic Hospital, Series 1998,
  5.250% 11/15/37                                                     2,000,000         1,955,780
  National Health Facilities II Project,
  5.100% 01/01/33                                                     2,500,000         2,406,575
FL Orange County Health Facilities Authority, Orlando Regional
  Healthcare System:
  Series 1996 C,
  6.250% 10/01/13                                                     2,460,000         2,817,770
  Series 1999,
  6.000% 10/01/26                                                       175,000           175,250
IL Southwestern Illinois Development Authority, Anderson
  Hospital,
  Series 1999,
  5.375% 08/15/15                                                       380,000           330,190
IL State Development Finance Authority, Adventist Health
  System, Series 1999,
  5.500% 11/15/20                                                     1,000,000           916,200
IL State Health Facilities Authority, Swedish American
  Hospital,
  Series 2000,
  6.875% 11/15/30                                                       500,000           524,965
LA Jefferson Parish Hospital Service District 2, Series 1998,
  5.250% 07/01/12                                                     1,000,000         1,042,780
LA State Public Facilities Authority, Touro Infirmary, Series
  1999,
  5.625% 08/15/29                                                       500,000           475,900
MA State Health & Educational Facilities Authority, South Shore
  Hospital, Series 1999 F,
  5.750% 07/01/29                                                     1,000,000           951,890
MD State Health & Educational Facilities Authority, University
  of Maryland Medical System,
  6.750% 07/01/30                                                       250,000           264,793
MI Flint Hospital Building Authority, Hurley Medical Center,
  Series 1998 B,
  5.375% 07/01/28                                                       500,000           387,510
NC State Medical Care Commission, Gaston Health Care, Series
  1998,
  5.000% 02/15/29                                                     5,000,000         4,370,750
NH Higher Educational and Health Facilities Catholic Medical
  Center, Series 1989,
  6.000% 07/01/17                                                     2,500,000         2,464,400
NV Henderson, Catholic Healthcare West, Series 1999 A,
  6.750% 07/01/20                                                       500,000           497,840
TN Metropolitan Government, Nashville & Davidson Counties,
  Meharry Medical College, Series 1996,
  6.000% 12/01/16                                                     1,575,000         1,752,518
                                                                                     ------------
                                                                                       21,335,111
                                                                                     ------------

INTERMEDIATE CARE FACILITIES - 0.2%
IL State Development Finance Authority, Hoosier Care, Inc.,
  Series 1999 A,
  7.125% 06/01/34                                                       480,000           421,795
                                                                                     ------------

NURSING HOMES - 2.5%
CO Health Care Facilities Authority, Pioneer Health Care,
  Series 1989,
  10.500% 05/01/19                                                    1,655,000         1,636,381
DE State Economic Development Authority, Churchman Village
  Project, Series A,
  10.000% 03/01/21                                                      935,000         1,050,706
FL Escambia County, Beverly Enterprises - Florida, Inc.,
  Series 1985,
  9.800% 06/01/11                                                       155,000           160,188
PA Chester County Industrial Development, Pennsylvania Nursing
  Home, Inc., Series 1989,
  10.125% 05/01/19 (b)                                                1,204,000           662,200
PA Delaware County Authority, Maine Line and Haverford Nursing,
  Series 1992,
  9.000% 08/01/22                                                       580,000           571,300
WI State Health & Educational Facilities Authority, Metro
  Health Foundation, Inc., Series 1993,
  10.000% 11/01/22 (b)                                                1,300,000           533,000
                                                                                     ------------
                                                                                        4,613,775
                                                                                     ------------

-------------------------------------------------------------------------------------------------
HOUSING - 3.4%
ASSISTED LIVING/SENIOR - 0.3%
TX Bell County Health Facilities Development Corp., Care
  Institutions, Inc.,
  9.000% 11/01/24                                                       490,000           519,400
                                                                                     ------------

MULTI-FAMILY - 1.9%
FL Broward County Housing Finance Authority, Chaves Lake
  Apartment Project, Series 2000,
  7.500% 07/01/40                                                       500,000           508,125
FL Clay County Housing Finance Authority, Madison Commons
  Apartments, Series 2000 A,
  7.450% 07/01/40                                                       250,000           254,063
MN White Bear Lake, Birch Lake Townhome Project, Series 1989 A,
  10.250% 07/15/19                                                      775,000           802,125
  Series 1989 B,
  (a) 07/15/19 (c)                                                      694,000           280,550
Resolution Trust Corp., Pass Through Certificates, Series 1993
  A,
  8.750% 12/01/16 (d)                                                 1,731,223         1,739,204
                                                                                     ------------
                                                                                        3,584,067
                                                                                     ------------
SINGLE FAMILY - 1.2%
CO State Housing Finance Authority, Series 2000 B 2,
  7.250% 10/01/31                                                       500,000           562,945
IL Chicago, Series 2000 A,
  7.150% 09/01/31                                                       500,000           565,195
LA Louisiana Housing Finance Agency, Residual Lien Mortgage,
  Series 1992,
  7.375% 09/01/13                                                       110,000           112,043
OH State Housing Finance Agency, Series B 4,
  9.973% 03/31/31                                                       865,000           903,925
                                                                                     ------------
                                                                                        2,144,108
                                                                                     ------------

-------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.2%
FOREST PRODUCTS - 0.6%
MN International Falls, Boise Cascade Corp., Series 1999,
  6.850% 12/01/29                                                     1,000,000         1,027,490
                                                                                     ------------
MANUFACTURING - 0.6%
MN Brooklyn Park, TL Systems Corp., Series 1991,
  10.000% 09/01/16                                                      860,000           952,450
MO State Development Finance Board, Proctor & Gamble Co.,
  Series 1999,
  5.200% 03/15/29                                                       250,000           242,755
                                                                                     ------------
                                                                                        1,195,205
                                                                                     ------------

-------------------------------------------------------------------------------------------------
OTHER - 4.7%
OTHER - 0.2%
SC Tobacco Settlement Revenue Management Authority, Series 2001 B,
  6.375% 05/15/28                                                       400,000           404,004
                                                                                     ------------
POOL/BOND BANK - 0.1%
FL State Municipal Loan Council, Series 2000 A,
  (a) 04/01/21                                                          520,000           176,254
                                                                                     ------------
REFUNDED/ESCROWED (d) - 4.4%
CA Contra Costa County Public Financing Authority, Series 1992
  A,
  7.100% 08/01/22                                                       635,000           678,364
CA San Joaquin Hills Transportation Corridor Agency, Series
  1993,
  (a) 01/01/23                                                        5,250,000         1,624,298
CA State, Series 1995,
  5.750% 03/01/19                                                     1,930,000         2,102,465
CO Denver City and County Airport, Series B,
  7.250% 11/15/23                                                       205,000           220,758
DE State Economic Development Authority, Riverside Hospital,
  Series 1992 A,
  9.500% 01/01/22                                                       220,000           259,136
MN Mille Lacs Capital Improvement Authority, Mille Lacs Band of
  Chippewa, Series 1992 A,
  9.250% 11/01/12                                                       225,000           248,063
NC Lincoln County, Lincoln County Hospital,
  9.000% 05/01/07                                                       120,000           139,350
NC State Municipal Power Agency, Catawba No. 1, Series 1986,
  5.000% 01/02/20                                                     1,670,000         1,663,921
TN Shelby County, Health, Education, & Housing Facilities
  Board, Open Arms Development Center:
  Series 1992 A,
  9.750% 08/01/19                                                       440,000           569,250
  Series 1992 C,
  9.750% 08/01/19                                                       440,000           569,250
                                                                                     ------------
                                                                                        8,074,855
                                                                                     ------------

-------------------------------------------------------------------------------------------------
OTHER REVENUE - 0.5%
RECREATION - 0.5%
DC District of Columbia, Smithsonian Institute, Series 1997,
  5.000% 02/01/28                                                     1,000,000           931,600
                                                                                     ------------

-------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 1.3%
DISPOSAL - 1.3%
IL Development Finance Authority, Waste Management, Inc.,
  Series 1997,
  5.050% 01/01/10                                                       500,000           470,710
MA State Industrial Finance Agency, Peabody Monofill
  Associates, Inc., Ogden Hill Project:
  Series 1995,
  9.000% 09/01/05                                                       170,000           178,500
  Series 1998 A,
  5.450% 12/01/12                                                     1,250,000         1,222,050
MI State Waste Management, United Waste Systems, Inc., Series
  1995,
  5.200% 04/01/10                                                       500,000           478,450
                                                                                     ------------
                                                                                        2,349,710
                                                                                     ------------

-------------------------------------------------------------------------------------------------
TAX-BACKED - 35.6%
LOCAL APPROPRIATED - 2.0%
KY Lexington Fayette County, County Detention Center, Series
  1999,
  4.750% 05/01/24                                                     1,000,000           902,440
MN Hibbing Economic Development Authority,
  6.400% 02/01/12                                                       335,000           337,513
MO St. Louis Industrial Development Authority, St. Louis
  Convention Center, Series 2000,
  (a) 07/15/18                                                          300,000           118,287
TX Houston Independent School Distict, Public Facilities Corp.,
  Series 1998 A,
  (a) 09/15/13                                                        2,500,000         1,336,725
TX Houston, Series 2000,
  6.400% 06/01/27                                                     1,000,000         1,090,990
                                                                                     ------------
                                                                                        3,785,955
                                                                                     ------------
LOCAL GENERAL OBLIGATIONS - 16.5%
CA Las Virgenes Unified School District, Series C,
  (a) 11/01/22                                                        1,210,000           371,518
CA Los Angeles County, Series 1999 A,
  (a) 08/01/21                                                        2,135,000           698,188
CO El Paso County School District
  No. 11, Series 1996,
  7.125% 12/01/19                                                     1,870,000         2,321,325
CO Highlands Ranch Metropolitan District, Series 1996,
  6.500% 06/15/11                                                     1,375,000         1,593,941
IL Chicago:
  Series 1995 A-2,
  6.250% 01/01/14                                                     1,480,000         1,680,866
  Series 1999,
  5.500% 01/01/23                                                     1,000,000         1,039,920
  Series 2001 A,
  (a) 01/01/15                                                        3,000,000         1,437,540
IL Chicago Board of Education,
  Series 1998 B-1,
  (a) 12/01/21                                                        2,000,000           628,140
IL St. Clair County Public Building Commission,
  (a) 12/01/13                                                        2,000,000         1,056,660
IL St. Clair County, Series 1999,
  (a) 10/01/16                                                        2,000,000           867,800
IL Will County School District No. 17,
  8.500% 12/01/15                                                     1,400,000         1,904,630
MI Chippewa Valley School,
  4.750% 05/01/23                                                     2,000,000         1,816,380
MI St. Johns Public School, Series 1998,
  5.100% 05/01/25                                                     1,000,000           982,330
NY New York City, Series 1997 A,
  7.000% 08/01/07                                                     2,000,000         2,294,800
NY Yonkers, Series 1999 A,
  4.500% 12/01/17                                                     1,000,000           932,550
OH Olmsted Falls School District, Series 1999:
  5.500% 12/01/01                                                       360,000           364,032
  5.500% 12/01/02                                                       380,000           389,975
PA Downingtown Area School District, Series 2001,
  4.750% 04/01/17                                                     1,000,000           951,060
PA Erie, Series 2001 C,
  (a) 11/15/26                                                        2,000,000           475,220
TX Houston Independent School District, Series 1999 A,
  4.750% 02/15/22                                                     5,000,000         4,549,850
TX Hurst Euless Bedford Independent School District, Series
  1998,
  4.500% 08/15/25                                                     2,500,000         2,128,600
TX La Joya Independent School District, Series 1998,
  5.500% 02/15/12                                                     1,000,000         1,043,150
WA King County, Series 1998 B,
  5.000% 01/01/30                                                     1,000,000           925,080
                                                                                     ------------
                                                                                       30,453,555
                                                                                     ------------
SPECIAL NON-PROPERTY TAX - 5.2%
FL Tampa Sports Authority, Tampa Bay Arena Project, Series
  1995,
  5.750% 10/01/25                                                     1,000,000         1,082,620
NM Dona Ana County, Series 1998,
  5.500% 06/01/15                                                     1,000,000         1,064,450
NY New York City Transitional Finance Authority:
  Series 1998 B,
  4.750% 11/15/18                                                     2,750,000         2,626,085
  Series 1998 C,
  4.750% 05/01/23                                                     2,000,000         1,838,880
NY State Local Government Assistance Corp., Series 1993 E,
  5.000% 04/01/21                                                     3,000,000         2,944,290
                                                                                     ------------
                                                                                        9,556,325
                                                                                     ------------
SPECIAL PROPERTY TAX - 0.4%
CA Contra Costa County Public Financing Authority, Series 1992 A,
  7.100% 08/01/22                                                       365,000           377,311
FL Indigo Community Development District, Series 1999 B,
  6.400% 05/01/06                                                       200,000           201,500
FL Lexington Oaks Community Development District, Series 1998 B,
  5.500% 05/01/05                                                       120,000           119,100
                                                                                     ------------
                                                                                          697,911
                                                                                     ------------
STATE APPROPRIATED - 7.5%
IN State Office Building Commission, Women's Prison, Series B,
  6.250% 07/01/16                                                     2,820,000         3,212,713
NY New York State Dorm Authority, Consolidation City
  University,
  Series 1993-A,
  5.750% 07/01/18                                                     5,000,000         5,427,150
NY State Dormitory Authority:
  Mental Health Services,
  Series 1998 C,
  5.000% 02/15/11                                                     1,485,000         1,530,337
NY State Dormitory Authority:
  Series 1999 C,
  4.750% 08/15/19                                                    $1,000,000        $  941,760
  Series 2000 C,
  5.750% 05/15/17                                                     1,000,000         1,092,150
NY State Urban Development Corp.,
  5.600% 04/01/15                                                     1,000,000         1,078,440
WV State Building Commission,
  Series 1998 A,
  5.375% 07/01/18                                                       500,000           513,840
                                                                                     ------------
                                                                                       13,796,390
                                                                                     ------------
STATE GENERAL OBLIGATIONS - 4.0%
CA State, Series 1995,
  5.750% 03/01/19                                                        70,000            71,891
DC District of Columbia, Series 1999 A,
  5.375% 06/01/18                                                     1,250,000         1,264,950
MA State, Series 1998 C,
  5.250% 08/01/17                                                     1,000,000         1,035,300
PR Commonwealth GO,
  5.500% 07/01/17                                                     1,000,000         1,070,810
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority:
  6.250% 07/01/12                                                     1,000,000         1,158,000
  6.250% 07/01/13                                                       750,000           869,753
TX State, Series 1999 ABC,
  5.500% 08/01/35                                                     2,000,000         2,002,700
                                                                                     ------------
                                                                                        7,473,404
                                                                                     ------------

-------------------------------------------------------------------------------------------------
TRANSPORTATION - 15.4%
AIR TRANSPORTATION - 1.3%
IL Chicago O'Hare International Airport, United Airlines, Inc.,
  Series 2000 A,
  6.750% 11/01/11                                                       800,000           822,528
NC Charlotte, US Airways, Inc.
  Series 2000,
  7.750% 02/01/28                                                       500,000           495,000
NY Port Authority of New York & New Jersey, JFK International
  Air Terminal, Series 6,
  6.250% 12/01/08                                                     1,000,000         1,123,890
                                                                                     ------------
                                                                                        2,441,418
                                                                                     ------------
AIRPORT - 6.9%
CO Denver City & County Airport:
  Series B,
  7.250% 11/15/23                                                       795,000           846,755
  Series 1997 E,
  5.250% 11/15/23                                                     1,000,000           990,860
  Series 1998 B,
  5.000% 11/15/25                                                     1,800,000         1,714,572
MA State Port Authority:
  Series 1998 D,
  5.000% 07/01/28                                                     3,500,000         3,283,385
  Series 1999,
  8.058% 07/01/29 (f)                                                 1,000,000         1,072,940
MI Wayne County, Detroit Metropolitan Airport, Series 1998 A,
  5.000% 12/01/22                                                     1,000,000           944,510
MN Minneapolis-St. Paul Metropolitan Aiports Commission, Series
  1998 13,
  5.250% 01/01/13                                                     1,000,000         1,029,550
MO St. Louis Airport Revenue,
  5.000% 07/01/26                                                     1,000,000           951,930
OH Cleveland, Series 2001 A,
  5.000% 01/01/31                                                     2,000,000         1,888,020
                                                                                     ------------
                                                                                       12,722,522
                                                                                     ------------

PORTS - 0.9%
FL Gulf Breeze, Series 1998 B,
  4.500% 10/01/27                                                     2,000,000         1,734,100
                                                                                     ------------

TOLL FACILITIES - 4.3%
CA Foothill/Eastern Transportation Corridor Agency, Series 1995
  A,
  5.000% 01/01/35                                                     1,000,000           903,310
CA San Joaquin Hills Transportation Corridor Agency, Series A,
  (a) 01/15/15                                                        2,000,000           989,920
CO State Public Highway Authority,
  E-470, Series B,
  (a) 09/01/11                                                        2,000,000         1,220,120
MA State Turnpike Authority,
  Series 1999 A,
  5.000% 01/01/39                                                     3,900,000         3,557,034
NH State Turnpike Systems,
  Series 1991 C,
  IFRN (variable rate)
  1.050% 11/01/17 (g)                                                 1,000,000         1,226,250
                                                                                     ------------
                                                                                        7,896,634
                                                                                     ------------

TRANSPORTATION - 2.0%
CA San Mateo County Transportation District, Series 1998 A,
  4.500% 06/01/18                                                     1,000,000           916,020
IL Regional Transportation Authority, Series C,
  7.750% 06/01/20 (g)                                                 1,000,000         1,309,820
NV State Department of Business & Industry, Las Vegas Monorail
  Project, Series 2000:
  7.375% 01/01/40                                                       250,000           250,313
  7.380% 01/20/30                                                       250,000           250,938
OH Toledo-Lucas County Port Authority, CSX Transportation,
  Inc., Series 1992,
  6.450% 12/15/21                                                     1,000,000         1,052,690
                                                                                     ------------
                                                                                        3,779,781

-------------------------------------------------------------------------------------------------
UTILITY - 12.7%
INDEPENDENT POWER PRODUCER - 0.6%
MI Midland County Economic Development Corp., Series 2000,
  6.875% 07/23/09                                                       500,000           513,125
NY New York City Industrial Development Agency, Brooklyn Navy
  Yard Partners, Series 1997,
  5.650% 10/01/28                                                       200,000           185,954
PR Commonwealth of Puerto Rico Industrial, Educational, Medical
  & Environmental Cogeneration Facilities, AES Project, Series
  2000.
  6.625% 06/01/26                                                       325,000           341,231
                                                                                     ------------
                                                                                        1,040,310
                                                                                     ------------

INVESTOR OWNED - 4.8%
IN Petersburg, Indiana Power & Light Co., Series 1993 B,
  5.400% 08/01/17                                                     3,000,000         3,125,670
MI State Strategic Fund, Detroit Edison Co., Series 1998 A,
  5.550% 09/01/29                                                     3,000,000         3,020,700
MS State Business Finance Corp., Systems Energy Resources
  Project, Series 1998,
  5.875% 04/01/22                                                     1,000,000           926,250
TX Matagorda County Navigation District No. 1, Houston Light &
  Power Co., Series 1997,
  5.125% 11/01/28                                                     2,000,000         1,872,880
                                                                                     ------------
                                                                                        8,945,500
                                                                                     ------------

JOINT POWER AUTHORITY - 2.0%
IN State Municipal Power Agency, Series B,
  6.000% 01/01/12                                                     2,000,000         2,225,360
NC State Municipal Power Agency, Catawba Electric No. 1,
  Series 1998 A,
  5.500% 01/01/15                                                       640,000           677,734
NE American Public Energy Agency, Public Gas Agency - Western
  Project, Series 1999 A,
  5.250% 06/01/11                                                       700,000           695,702
                                                                                     ------------
                                                                                        3,598,796
                                                                                     ------------

MUNICIPAL ELECTRIC - 1.2%
NC University of North Carolina at Chapel Hill,
  (a) 08/01/14                                                        1,000,000           510,650
NE Public Power District,
  Series 1998 A,
  5.250% 01/01/11                                                       500,000           524,580
TN Metropolitan Government, Nashville & Davidson Counties,
  Series 1996 A,
  (a) 05/15/09                                                        1,825,000         1,263,083
                                                                                     ------------
                                                                                        2,298,313
                                                                                     ------------

WATER & SEWER - 4.1%
GA Atlanta, Series 1993,
  5.500% 11/01/22                                                     1,000,000         1,047,700
MA State Water Resources Authority:
  Series 1998 A,
  4.750% 08/01/27                                                     3,000,000         2,704,950
  Series 1998 B,
  4.500% 08/01/22                                                       500,000           441,080
MS Five Lakes Utility District,
  8.250% 07/15/24                                                       140,000           126,175
PA Erie Sewer Authority,
  5.625% 06/01/17                                                     1,500,000         1,634,730
WA King County, Series 1999,
  5.250% 01/01/30                                                     1,750,000         1,687,245
                                                                                     ------------
                                                                                        7,641,880
                                                                                     ------------

TOTAL MUNICIPAL BONDS
  (cost of $176,864,605)                                                              182,771,090
                                                                                     ------------

MUNICIPAL PREFERRED SHARES - 0.3%
                                                                         SHARES
-------------------------------------------------------------------------------------------------
HOUSING - 0.3%
MULTI-FAMILY - 0.3%
Charter Mac Equity Issue Trust,
  7.600% 11/30/50 (f)                                                   500,000           526,875
                                                                                     ------------

TOTAL MUNICIPAL PREFERRED SHARES
  (cost of $500,000)                                                                      526,875
                                                                                     ------------

SHORT-TERM OBLIGATIONS - 1.2%
                                                                            PAR
-------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - 1.2% (h)
CO State Educational & Cultural Facilities Authority, Naropa
  University, Series 1999,
  3.000% 11/01/24                                                    $  300,000           300,000
IA State Finance Authority, Burlington Medical Center, Series
  1997,
  3.100% 06/01/27                                                       885,000           885,000
IA Woodbury County, Siouxland Medical Educational Foundation,
  Series 1996,
  3.050% 11/01/16                                                       800,000           800,000
LA State Offshore Terminal Authority, Loop, Inc.,
  3.100% 09/01/06                                                       200,000           200,000
MO  State  Health & Educational Facilities Authority Washington
  University of St. Louis, Series 1996 D,
  3.050% 09/01/30                                                       100,000           100,000
                                                                                     ------------
TOTAL SHORT-TERM OBLIGATIONS (cost of $2,285,000)                                       2,285,000
                                                                                     ------------
TOTAL INVESTMENTS (cost of $179,649,605)(i)                                           185,582,965
                                                                                     ------------

OTHER ASSETS & LIABILITIES, NET - (0.4%)                                                 (716,650)
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                  $184,866,315
                                                                                     ------------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) This issuer is in default of certain debt convenants. Income is not being accrued.
(c) Accrued interest accumulates in the value of the security and is payable at redemption. The value of this security represents fair value as determined under the procedure approved by the Trustees.
(d) Denotes a restricted security, which is subject to restrictions on resale under Federal Securities laws. At May 31, 2001, these securities amounted to $1,739,204, which represents 0.9% of net assets.

Additional information on this restricted security held at May 31, 2001, is as follows:

                                            ACQUISITION    ACQUISITION
SECURITY                                       DATE           COST
--------------------------------------------------------------------------
Resolution Trust Corp., Pass Through
  Certificates                               08/27/93      $1,772,201

(e) The Trust has been informed that each issuer has placed direct obligations of the U.S. Government into an irrevocable trust, solely for the payment of principal and interest.
(f) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the value of these securities amounted to $1,599,815, which represents 0.9% of net assets.
(g) These securities, or a portion thereof, with a total market value of $2,536,070, are being used to collateralize the open futures contracts indicated below.
(h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 2001.
(i) Cost for federal income tax purposes is the same.

Long futures contracts open at May 31, 2001:

                          PAR VALUE                           UNREALIZED
                          COVERED BY        EXPIRATION       DEPRECIATION
         TYPE             CONTRACTS           MONTH          AT 05/31/01
------------------------------------------------------------------------------
Municipal Bond            $5,700,000        September         $(41,900)
Treasury Bond              6,700,000        September          (54,696)
                                                              --------
                                                              $(96,596)

           ACRONYM                                NAME
-----------------------------------------------------------------------------
             IFRN                      Inverse Floating Rate Note

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 2001 (Unaudited)


ASSETS
Investments, at value
  (cost of $179,649,605)                                      $185,582,965
Cash                                                                42,692
Receivable for:
  Dividend                                                       2,957,011
  Investments sold                                                  65,645
Other assets                                                        10,903
                                                              ------------
  Total Assets                                                 188,659,216
                                                              ------------

LIABILITIES
Payable for:
  Investments purchased                                          2,969,225
  Variation margin for futures contracts                           103,969
  Distribution -- common shares                                    563,939
  Distribution -- preferred shares                                  19,697
  Management fee                                                    99,913
  Bookkeeping fee                                                    4,110
  Trustees' fee                                                      3,000
  Custody fees                                                         200
  Deferred Trustees' fee                                            10,903
Other liabilities                                                   17,945
                                                              ------------
  Total Liabilities                                              3,792,901
                                                              ------------
NET ASSETS                                                    $184,866,315
                                                              ------------
COMPOSITION OF NET ASSETS
Auction Preferred Shares (2,400 shares issued
 and outstanding at $25,000 per share)                        $ 60,000,000
Paid-in Capital -- common shares                               126,930,306
Overdistributed net investment income                              (79,402)
Accumulated net realized loss                                   (7,821,353)
Net unrealized appreciation/depreciation on:
  Investments                                                    5,933,360
  Open futures contracts                                           (96,596)
                                                              ------------
                                                              $184,866,315
                                                              ------------

Net Assets at value for 11,509,000 common shares
 of beneficial interest outstanding                           $124,866,315
                                                              ------------

Net asset value per common share                              $      10.85
                                                              ------------
Net Assets at value including undeclared dividends
 for 2,400 preferred shares outstanding                       $ 60,000,000
                                                              ------------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
Interest Income                                                   $5,072,191

EXPENSES
Management fee                                   $  603,876
Bookkeeping fee                                      24,881
Trustees' fee                                         5,278
Custody fee                                           1,274
Preferred share remarketing commissions              74,795
Other expenses                                       80,188
                                                 ----------
  Total Expenses                                                     790,292
                                                                  ----------
Net Investment Income                                              4,281,899
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                     1,426,537
  Closed futures contracts                         (334,524)
                                                 ----------
    Net realized gain                                              1,092,013

Net change in unrealized appreciation/
  depreciation on:
  Investments                                     2,153,710
  Open futures contracts                            375,405
                                                 ----------

    Net change in unrealized appreciation/
      depreciation                                                 2,529,115
                                                                  ----------
  Net Gain                                                         3,621,128
                                                                  ----------
Increase in Net Assets from Operations                            $7,903,027
                                                                  ----------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       (UNAUDITED)
                                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                                          MAY 31,                    NOVEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                          2001                          2000
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                  $  4,281,899                  $  9,318,843
Net realized gain (loss) on investments and futures contracts             1,092,013                    (4,088,825)
Net change in unrealized appreciation/depreciation on investments
  and futures contracts                                                   2,529,115                     7,100,950
                                                                       ------------                  ------------
    Net Increase from Operations                                          7,903,027                    12,330,968

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income -- common shares                (3,291,574)                   (6,951,437)
Distributions from net investment income -- preferred shares             (1,110,682)                   (2,489,908)
                                                                       ------------                  ------------

      Total Distributions to Shareholders:                               (4,402,256)                   (9,441,345)

SHARE TRANSACTIONS:
Preferred share (net of $190,094 commission and offering costs)                  --                      (190,094)
                                                                       ------------                  ------------
    Total Increase in Net Assets                                          3,500,771                     2,699,529

NET ASSETS
Beginning of period                                                     181,365,544                   178,666,015
                                                                       ------------                  ------------

End of period (including overdistributed and undistributed
  net investment income of ($79,402) and $40,955, respectively)        $184,866,315                  $181,365,544
                                                                       ------------                  ------------

NUMBER OF FUND SHARES
Common shares:
 Outstanding at end of period                                            11,509,000                    11,509,000
                                                                       ------------                  ------------
Preferred shares:
 Outstanding at end of period                                                 2,400                         2,400
                                                                       ------------                  ------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 2001 (Unaudited)

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION:
Colonial Investment Grade Municipal Trust (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end, management investment company. The Trust's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income generally exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Trust authorized an unlimited number of common shares of beneficial interest and 2,400 Auction Preferred Shares ("APS").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Trust may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES:
Consistent with the Trust's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Trust currently has not determined the impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to common and preferred shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Trust's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on May 31, 2001 was 3.10%. For the six months ended May 31, 2001, the Trust paid dividends to Auction Preferred shareholders amounting to $1,110,682 representing an average APS dividend rate for such period of 3.71%.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE:
Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Trust and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Trust's average weekly net assets.

BOOKKEEPING FEE:
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $18,000 annually, plus 0.0233% annually of the Trust's average net assets over $50 million.

OTHER:
The Trust pays no compensation to its officers, all of whom are employees of the Advisor.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 3. PREFERRED SHARE OFFERING

On August 26, 1999, the Trust offered and currently has outstanding 2,400 APS. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared.) Total proceeds, net of commissions, of $59,250,000, were received upon completion of the offering.

Costs incurred by the Trust in connection with the offering of the APS totaling $190,094 and $59,649 for the fiscal year 2000 and 1999, respectively, were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding.

Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the APS. At May 31, 2001, there were no such restrictions on the Trust.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY:
During the six months ended May 31, 2001, purchases and sales of investments, other than short-term obligations, were $27,412,351 and $26,132,215, respectively.

Unrealized appreciation (depreciation) at May 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                            $ 10,393,255
    Gross unrealized depreciation                              (4,459,895)
                                                             ------------
        Net unrealized appreciation                          $  5,933,360
                                                             ============

CAPITAL LOSS CARRYFORWARDS:
At November 30, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

        YEAR OF EXPIRATION            CAPITAL LOSS CARRYFORWARD
        ------------------            -------------------------

               2002                          $  454,000
               2003                           2,611,000
               2004                           1,455,000
               2008                           3,464,000
                                             ----------
                                             $7,984,000
                                             ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:
The Trust had greater than 10% of its net assets at May 31, 2001, invested in New York, Texas and Massachusetts.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Trust may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Trust may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Trust may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Trust's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data, total return, ratios and supplemental data throughout each period are as follows (common shares unless otherwise noted):

                           (UNAUDITED)
                           SIX MONTHS
                              ENDED         YEAR ENDED     PERIOD ENDED
                             MAY 31,        NOVEMBER 30,   NOVEMBER 30(a)                     YEAR ENDED DECEMBER 31,
                           -----------      ------------   --------------         -------------------------------------------------
                              2001               2000           1999                1998           1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD       $  10.55           $  10.31        $  11.49           $  11.43       $  10.87     $  11.05     $   9.93
                            --------           --------        --------           --------       --------     --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income           0.37               0.81(b)         0.58               0.60           0.62         0.63         0.64
Preferred share
 commission and
 offering costs                (0.01)             (0.02)          (0.07)              --             --           --           --
Net realized
 and unrealized
 gain (loss) on
 investments
 and futures
 contracts                      0.33               0.27           (1.12)              0.07           0.58        (0.19)        1.11
                            --------           --------        --------           --------       --------     --------     --------
    Total from
      Investment
      Operations                0.69               1.06           (0.61)              0.67           1.20         0.44         1.75
                            --------           --------        --------           --------       --------     --------     --------
LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS
From net investment
 income - common shares        (0.29)             (0.60)          (0.52)             (0.61)         (0.64)       (0.62)       (0.63)
From net investment
 income -
 preferred shares              (0.10)             (0.22)          (0.05)              --             --           --           --
In excess of net
 investment income              --                 --              --                (0.00)(h)       --           --           --
                            --------           --------        --------           --------       --------     --------     --------
    Total
      Distributions
      Declared to
      Shareholders             (0.39)             (0.82)          (0.57)             (0.61)         (0.64)       (0.62)       (0.63)
                            --------           --------        --------           --------       --------     --------     --------
NET ASSET VALUE,
 END OF PERIOD              $  10.85           $  10.55        $  10.31           $  11.49       $  11.43     $  10.87     $  11.05
                            --------           --------        --------           --------       --------     --------     --------
Market price per share      $   9.81           $   8.92        $   9.06           $  11.19       $  10.56     $  10.13     $   9.88
                            --------           --------        --------           --------       --------     --------     --------
Total return - based
 on market value (c)           13.24%(f)           5.20%         (14.64%)(f)         11.94%         10.76%        9.06%       13.87%
                            --------           --------        --------           --------       --------     --------     --------
RATIOS TO AVERAGE
 NET ASSETS
Expenses (d)                    1.25%(e)(g)        1.31%(g)        1.03%(e)(g)        0.77%          0.83%        0.88%        1.08%
Net investment income (d)       6.80%(e)(g)        5.80%(g)        5.26%(e)(g)        5.24%          5.63%        5.80%        6.08%
Portfolio turnover                14%(f)             23%             25%(f)             24%            21%          20%          37%
Net assets at end
 of period (000) -
 common shares              $124,866           $121,366        $118,660           $132,242       $131,503     $125,125     $127,118

(a) The Fund changed its fiscal year end from December 31 to November 30.
(b) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(c) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Annualized.
(f) Not annualized.
(g) Ratios reflect net assets available to common shares only, net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(h) Represents less than $0.01 per share.


--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

As a shareholder in the Trust you are eligible to participate in the Dividend Reinvestment Plan.

The Trust generally distributes net investment income and net short-term capital gains monthly and net long-term capital gains annually. Under the Trust's Dividend Reinvestment Plan (the "Plan") all distributions are reinvested automatically in additional shares of the Trust, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of Trust shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. However, if the market price of shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares. The aggregate market value of the shares may constitute taxable income to shareholders for federal income tax purposes.

All Plan accounts receive monthly written confirmations of all transactions. Shares purchased under the Plan ordinarily are held in uncertificated form, although each participant has the right to receive certificates for whole shares owned by the participant. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

There is no charge to Plan participants for reinvesting distributions. Fees and expenses of the Plan other than brokerage charges are paid by the Trust. Participants bear a pro-rata share of brokerage charges incurred on open market purchases of shares issued under the Plan. A shareholder may elect not to participate or terminate his or her participation in the Plan by written notice to the Plan administrator. Such notice must be received by the Plan administrator before the dividend record date in order to be effective with respect to that dividend. The Plan may be amended or terminated on 30 days' written notice to the Plan participants. Upon withdrawal by any participant or any termination of the Plan, certificates for whole shares will be issued and cash payments will be made for any fractional shares. All correspondence concerning the Plan should be directed to Equiserve Trust Company, the Trust's dividend disbursing agent and administrator of the Plan, at P.O. Box 1681, Boston, Massachusetts 02105, Attention: Dividend Reinvestment Department.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Investment Grade Municipal Trust is:

EquiServe Trust Company
100 Federal Street
Boston, MA  02110
1-800-730-6001

The Colonial Investment Grade Municipal Trust mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

TRUSTEES

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST   SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[logo] LIBERTY
       -------------
               FUNDS
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com

                                                  130-03/161G-0501 (7/01)00/1279